SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2002

Internet America, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-25147	86-0778979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

(214) 861-2500
Registrant’s telephone number, including area code

Item 7.    Financial Information, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

99.1	Certification of Principal Executive Officer dated September 20, 2002 in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Principal Financial Officer dated September 20, 2002 in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.    Regulation FD Disclosure

On September 20, 2002, the Company filed with the SEC its Annual Report on Form 10-K for the year ended June 30, 2002. As required by 18 U.S.C. Section 1350 as adopted under Section 906 of the Sarbanes-Oxley Act of 2002, this filing was accompanied by a certification of the Company’s Principal Executive Officer and Principal Financial Officer. Conformed copies of these certifications are attached hereto as Exhibits 99.1 and 99.2.

The information in this Report, including the exhibits, is furnished pursuant to Item 9 of Form 8-K and, pursuant to General Instruction B.2. thereof, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET AMERICA, INC.

By:	/s/ JACK T. SMITH
Jack T. Smith President and Chief Executive Officer
Date:    September 20, 2002

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Certification of Principal Executive Officer dated September 20, 2002 in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Principal Financial Officer dated September 20, 2002 in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002